UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 8, 2010

World Financial Network Credit Card Master Note Trust

(Issuing Entity)

World Financial Network Credit Card Master Trust

(Issuer of Collateral Certificate)

WFN Credit Company, LLC

(Depositor/Registrant)

World Financial Network National Bank

(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant

and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-60418, 333-166240 333-113669, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements.

On July 8, 2010, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Indenture Trustee”) entered into the Series 2010-A Indenture Supplement (the “Series 2010-A Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 8.01.	Other Events.

Issuance of Series 2010-A Notes

On July 8, 2010, the Issuer issued $355,500,000 of Series 2010-A Class A Asset Backed Notes (the “Class A Notes”), $16,875,000 of Series 2010-A Class M Asset Backed Notes (the “Class M Notes”), $21,375,000 of Series 2010-A Class B Asset Backed Notes (the “Class B Notes,” and together with the Class A Notes and the Class M Notes, the “Underwritten Notes”) and $56,250,000 of Series 2010-A Class C Asset Backed Notes (the “Class C Notes,” and together with the Underwritten Notes, the “Notes”) described in a Prospectus Supplement dated July 2, 2010 to a Prospectus dated June 28, 2010.

Use of Proceeds — Series 2010-A Notes

The public offering of the Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-166240) filed with the Securities and Exchange Commission on April 22, 2010 (as amended by pre-effective amendment no. 1 on May 24, 2010 and pre-effective amendment no. 2 on June 22, 2010) and declared effective on June 25, 2010.

The public offering of the Notes terminated on July 8, 2010 upon the sale of all of the Underwritten Notes. The depositor retained all of the Class C Notes. No underwriting discount was paid to the underwriters with respect to the retained Class C Notes. The underwriters of the Class A Notes were Barclays Capital Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., RBC Capital Markets Corporation, RBS Securities Inc. and Wells Fargo Securities, LLC, and the underwriters of the Class M Notes and the Class B Notes were Barclays Capital Inc. and Banc of America Securities LLC.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes, the Class M Notes and the Class B Notes with respect to underwriting commissions and discounts was $1,333,125, $126,562.50 and $160,312.50, respectively. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, the Class M Notes and the Class B Notes are $354,053,826, $16,747,430.06 and $21,123,982.69, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $975,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $390,950,238.75. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to make a deposit in the pre-funding account and (b) for general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Series 2010-A Indenture Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/S/ DANIEL T. GROOMES
Name:	Daniel T. Groomes
Title:	President

Dated: July 14, 2010